                                                                   Exhibit 10.66

                              CONSULTING AGREEMENT


        This CONSULTING AGREEMENT ("Agreement"), effective as of December 1, 2003 ("Effective Date"), is entered into by and between CytRx Corporation, a Delaware corporation (the "Company") with offices at 11726 San Vicente Boulevard, Suite 650, Los Angeles, CA 90049 and MBN Consulting, LLC, a Florida limited liability company with offices at 3151 Clint Moore Road, Suite 204, Boca Raton, FL 33496 (the "Consultant").

                                    RECITALS

        WHEREAS, the Company desires to engage the services of the Consultant to represent the Company on a non-exclusive basis in investors' communications with existing shareholders, brokers, dealers and other investment professionals as to the Company's current and proposed activities, and to consult with management concerning the Company activities;

        NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth below, the legal sufficiency of which is acknowledged, the parties covenant and agree as follows:

        1. Term of Consultancy. The Company agrees to retain the Consultant to act in a consulting capacity to the Company, and the Consultant agrees to provide services to the Company, during the term commencing on the Effective Date and ending on November 30, 2004, unless earlier terminated pursuant to
Section 4 hereof (the "Term").

        2. Duties of Consultant. The Consultant agrees that it will provide the following consulting services through its officers and employees during the
Term:

               (a) Consult with and assist the Company in developing and implementing appropriate plans and means for presenting the Company and its business plans, strategy and personnel to the financial community and establishing an image for the Company in the financial community;

               (b) Introduce the Company to the financial community;

               (c) With the cooperation of the Company, maintain an awareness in the financial community of the Company's plans, strategy and personnel, as they may evolve, and consult and assist the Company in communicating appropriate information regarding such plans, strategy and personnel to the financial community;

               (d) Consult with and assist the Company with respect to relations with stockholders, relations with brokers, dealers, analysts and other investment professionals; and

               (e) Upon the Company's approval, initiate meetings, in person or by telephone, with brokers, dealers, analysts and other investment professionals to communicate with them regarding the Company's plans, goals and activities.

        3. Allocation of Time and Energies. The Consultant hereby promises to perform and discharge faithfully its responsibilities so long as such activities are in compliance with applicable securities laws and regulations. The Consultant and its staff shall diligently and thoroughly provide the consulting services required hereunder. Although no specific hours-per-day requirement will be required, the Consultant and the Company agree that the Consultant will perform the duties set forth herein above in a diligent and professional manner. It is explicitly understood that, subject to Section 4 hereof, the Consultant's performance of its duties hereunder will in no way be measured by the price of the Company's common stock, nor the trading volume of the Company's common stock. It is also understood that the Company is entering into this Agreement with the Consultant and not any individual member of the Consultant, and, as such, the Consultant will not be deemed to have breached this Agreement if any member, officer or director of the Consultant leaves the firm or dies or becomes physically unable to perform any meaningful activities during the term of the Agreement, provided the Consultant otherwise performs its obligations under this Agreement. The Consultant will provide the Company with a written summary every two weeks describing the activities of the Consultant during that time period, including a summary of all of the contacts the Consultant had with members of the financial community concerning the Company. The Consultant also will provide the Company with copies of all written correspondence, including e-mails (but excluding personal correspondence), that the Consultant has with members of the financial community. The Consultant will not during the Term provide similar services to any other pharmaceutical or biopharmaceutical company whose activities are primarily or significantly directed to the area of gene silencing.

        4. Remuneration. As full and complete compensation for services described in this Agreement, the Company shall compensate the Consultant as follows:

               (a) The Company agrees to issue to the Consultant, within seven business days of the signing of this Agreement, one or more four-year warrants to purchase an aggregate of 600,000 shares of common stock of the Company at an exercise price of $2.25 per share and otherwise in the form set forth as Exhibit A hereto. The Consultant will not assign any of the warrants, or any interest therein, to any third party without prior written notice to the Company. The shares underlying the warrants shall have customary piggyback registration rights. The warrants will vest and become exercisable as to the shares covered thereby as follows: (i) as to 100,000 shares immediately upon issuance; (ii) as to the balance of 500,000 shares covered thereby only upon the Company meeting all requirements for NASDAQ National Market listing of its common stock by no later than June 30, 2004 and receiving official notification that it has met those requirements. If this is not achieved, this Agreement, and the warrants as to such 500,000 shares, shall terminate effective as of June 30, 2004. However, in the event that, as of June 1, 2004, the Company has met all the NASDAQ National Market requirements for listing of its common stock and the 90-day trading period required by NASDAQ for National Market qualification has begun and is still in the process of running because the stock trading price is then above the Nasdaq required level (the "Contingent Event"), this Agreement and the warrants will stay in full force until the earlier of: the first day thereafter on which the stock trades below the Nasdaq required level or the other NASDAQ National Market listing requirements are not met, or (ii) November 30, 2004, if all of the NASDAQ National Market Listing requirements have been satisfied by no later than August 29, 2004, and the Company receives official notification that it has met all of those requirements. If, as of the expiration of such 90-day period, the Company's common stock shall not have been listed on the NASDAQ National

Market, this Agreement, and the warrants as to 500,000 shares covered thereby, shall immediately terminate.

               (b) Additionally, the Company shall on the first of every month pay the Consultant $10,000 (ten thousand) per month beginning December 1, 2003 and continuing through the expiration or earlier cancellation of the Term. In a Contingency Event, no monthly payment shall be due for any month after June 2004 unless and until all of the NASDAQ National Market Listing requirements have been satisfied by the extended deadline date of August 29, 2004.

        5. Representations and Warranties. In connection with the acquisition of Warrants, the Consultant represents and warrants to the Company, to the best of its knowledge, as follows:

               (a) The Consultant acknowledges that the Consultant has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning an investment in the Company, and any additional information which the Consultant has requested.

               (b) The Consultant is an "accredited investor" as defined by Regulation D under the Securities Act of 1933.

        6. Expenses. The Consultant agrees to pay for all its own expenses other than extraordinary items (travel required by/or specifically requested by the Company, luncheons or dinners to large groups of investment professionals, investor conference calls, print advertisements in publications, etc.) approved in writing by the Company prior to its incurring an obligation for reimbursement.

        7. Indemnification. The Company warrants and represents that all oral communications, written documents or materials furnished to the Consultant by the Company with respect to financial affairs, operations, profitability and strategic planning of the Company are accurate and the Consultant may rely upon the accuracy thereof without independent investigation. The Company will protect, indemnify and hold harmless the Consultant against any claims or litigation including any damages, liability, cost and reasonable attorney's fees as incurred with respect thereto resulting from the Consultant' communication or dissemination of any said information, documents or materials, provided that the Consultant has reviewed any presentation that it makes to third parties with the Company and excluding any such claims or litigation resulting from the Consultant's communication or dissemination of information not provided or authorized by the Company.

        8. Representations. The Consultant represents that it is not required to maintain any licenses and registrations under federal or any state regulations necessary to perform the services set forth herein. The Consultant acknowledges that, to the best of its knowledge, the performance of the services set forth under this Agreement will not violate any rule or provision of any regulatory agency having jurisdiction over the Consultant. The Consultant acknowledges that, to the best of its knowledge, the Consultant and its officers and directors are not the subject of any investigation, claim, decree or judgment involving any violation of the federal or state securities laws. The Consultant further acknowledges that it is not a securities broker dealer or a registered investment advisor. The Company acknowledges that, to the best of its knowledge, that it has not violated any rule or provision of any regulatory agency having jurisdiction over the Company. The Company acknowledges that, to the best of its knowledge, the Company is not the subject of any investigation, claim, decree or judgment involving any violation of any federal or state securities laws.

        9. Legal Representation. The Company acknowledges that it has been represented by independent legal counsel in the preparation of this Agreement. The Consultant represents that it has consulted with independent legal counsel and/or tax, financial and business advisors, to the extent the Consultant deemed necessary.

        10. Status as Independent Contractor. The Consultant' engagement pursuant to this Agreement shall be as independent contractor, and not as an employee, officer or other agent of the Company. Neither party to this Agreement shall represent or hold itself out to be the employer or employee of the other. The Consultant further acknowledges the consideration provided hereinabove is a gross amount of consideration and that the Company will not withhold from such consideration any amounts as to income taxes, social security payments or any other payroll taxes. All such income taxes and other such payment shall be made or provided for by the Consultant and the Company shall have no responsibility or duties regarding such matters. Neither the Company nor the Consultant possesses the authority to bind each other in any agreements without the express written consent of the entity to be bound.

        11. Attorneys' Fee. If any legal action or any arbitration or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with or related to this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs in connection with that action or proceeding, in addition to any other relief to which it or they may be entitled

        12. Waiver. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

        13. Notices. All notices, requests, and other communications hereunder shall be deemed to be duly given if sent by U.S. mail, postage prepaid, addressed to the other party at the address as set forth herein below:

To the Company:            CytRx Corporation
                           11726 Vicente Blvd.
                           Suite 650
                           Los Angeles, CA 90049
                           Attention:  Chief Executive Officer

To the Consultant:         MBN Consulting, LLC
                           3151 Clint Moore Rd.
                           Suite 204
                           Boca Raton, FL 33496

        Either party may change the address to which notices for it shall be addressed by providing notice of such change to the other party in the manner set forth in this Section 12.

        14. Choice of Law, Jurisdiction and Venue. This Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of California and venue shall be in the federal and state courts located in Los Angeles, California.

        15. Complete Agreement. This Agreement contains the entire agreement of the parties relating to the subject matter of this Agreement. This Agreement and its terms may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

        IN WITNESS WHEREOF, the parties have executed this Consulting Agreement as of the Effective Date.



"Company"                                    CytRx Corporation


Date:                                        By: /s/ Steven A. Kriegsman
     ----------------------                      -------------------------
                                                 Steven A. Kriegsman


"Consultant"                                 MBN Consulting, LLC


Date:        12-1-03                         By: /s/ Steven Sanders
     ----------------------                      -------------------------
                                                 Steven Sanders

                                    EXHIBIT A

        THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAW, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND STATE LAW IS AVAILABLE.

           Void after 5:00 P.M. California Time, on November 30, 2007

               Warrant to Purchase 600,000 Shares of Common Stock

                        WARRANT TO PURCHASE COMMON STOCK

                                       of

                                CYTRX CORPORATION

        This is to certify that, FOR VALUE RECEIVED, MBN Consulting, LLC, a Florida limited liability company, or its assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from CytRx Corporation, a Delaware corporation ("Company"), at any time on or after December 1, 2003, and not later than 5:00 P.M., California time, on November 30, 2007, 600,000 shares of common stock, $0.01 par value, of Company ("Common Stock") at a purchase price per share of U.S. $2.25. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

        This Warrant is being issued to Holder in connection with the Consulting Agreement between Holder and the Company, effective as of December 1, 2003 (the "Consulting Agreement").

        1. Vesting; Termination.

               This Warrant shall be vested and exercisable as to 100,000 shares of Common Stock covered hereby immediately upon the execution and delivery by Company of this Warrant. This Warrant shall vest and become exercisable as to the balance of 500,000 shares of Common Stock covered hereby only upon Company's meeting all of the requirements for the listing of Common Stock on the NASDAQ National Market on or before June 30, 2004 (or by such extended date as specifically provided for by Section 4 of the Consulting Agreement), and the Company shall have received official notification that all of such listing requirements have been met. This Warrant shall remain vested and exercisable (to the extent not previously exercised as provided herein) with respect to 100,000 shares and shall terminate as to the balance of 500,000 shares covered hereby if the Company does not satisfy all of the foregoing NASDAQ National Market requirements by the foregoing deadline.

        2. Exercise of Warrant.

               (a) This Warrant, to the extent then vested as provided in
Section 1, may be exercised in whole or in part at any time or from time to time on or after December 1, 2003, and not later than 5:00 p.m., California Time, on November 30, 2007, or if November 30, 2007 is a day on which banking institutions are authorized by law to close, then on the next succeeding day, which shall not be such a day, by presentation and surrender hereof to Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto, duly endorsed and accompanied by payment in full of the Exercise Price for the number of shares specified in such form, together with all federal and state taxes applicable upon such exercise.

               (b) Upon receipt by the Company of this Warrant at the office or agency of the Company, in proper form for exercise, together with payment in full of the Exercise Price for the number of shares indicated in the Purchase Form, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

               (c) Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

        3. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current "Fair Market Value" of a share of Common Stock, determined as follows:

               (a) If the Common Stock is listed on a national securities exchange or the Nasdaq National Market, the current Fair Market Value shall be the last reported (as reported by Bloomberg's Financial Service) sale price of the Common Stock on such exchange or the Nasdaq National Market on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or the Nasdaq National Market; or

               (b) If the Common Stock is not so listed, the current Fair Market Value shall be the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Quotation System (or, if not so quoted on NASDAQ, by the National Quotation Bureau, Inc.) on the last business day prior to the date of the exercise of this Warrant; or

               (c) If the Common Stock is not so listed and bid and asked prices are not so reported, the current Fair Market Value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Holder.

        4. Exchange Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. This Warrant may not be sold, transferred, assigned or hypothecated without the prior written consent of Company, except that it may be transferred by operation of law as a result of the death of Holder or his lawful successors. Any such assignment shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfied indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

        5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against Company except to the extent set forth herein.

        6. Anti-Dilution Provisions.

               (a) Adjustment of Exercise Price. Anything in this Section 5 to the contrary notwithstanding, in case the Company shall at any time issue shares of Common Stock or Convertible Securities by way of dividend or other distribution on the Common Stock or subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining shareholders entitled to receive such dividend or other distribution) or decreased in the cases of such subdivision or increased in the case of such combination (on the date that such subdivision or combination shall become effective).

               (b) No Adjustment for Small Amounts. Anything in this Section 5 to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least one cent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least one cent, such change in the Exercise Price shall thereupon be given effect.

               (c) Number of Shares Adjusted. Upon any adjustment of the Exercise Price pursuant to Section 5(a), the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock initially issuable upon exercise of this Warrant by the original Exercise Price and dividing the product so obtained by the new Exercise Price.

        7. Officer's Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section 5 hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.

        8. Notices to Warrant Holder. So long as this Warrant shall be outstanding and unexercised (i) if Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in
(x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

        9. Reclassification, Reorganization or Merger. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 8 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

        10. Spin-Offs. In the event the Company spins-off a subsidiary by distributing to the shareholders of the Company as a dividend or otherwise the stock of the subsidiary, the Company shall reserve for the life of the Warrant shares of the subsidiary to be delivered to the Holder of this Warrant upon exercise to the same extent as if such Holder were an owner of record of the Warrant Stock on the record date for payment of the shares of the subsidiary.

        11. Notices. Any notices or certificates by the Company to Holder shall be deemed delivered if in writing and delivered personally or sent by either certified mail or overnight mail (e.g., Federal Express or similar carrier) to Holder at the address for Holder registered on the Company's books, and by Holder to Company by notice in writing to the Company addressed to it at 11726 San Vicente Blvd., Suite 650, Los Angeles, CA 90049, to the attention of Steven
A. Kriegsman, or such other address of which the Company shall give notice. The Company may change its address by written notice to the Holder registered as the owner on the Company's books and Holder may change its address by written notice to the Company.

        12. Transfer. Subject to Section 12, this Warrant may be assigned, transferred, sold or otherwise disposed of, in whole or in part, by the Holder; provided, however, that no such assignment, transfer, sale or other disposition shall be effective unless and until the Holder shall have notified the Company of the name and address of the proposed transferee or transferees.

        13. Restrictive Legend. The Company may cause the following legend to be set forth on each certificate representing Warrant Stock or any other security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:


               THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT MADE UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND APPLICABLE STATE LAW, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAW.

        14. Applicable Law. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of California.



Dated:                                   CYTRX CORPORATION



                                         By:
                                            -----------------------------------
                                                   Steven A. Kriegsman

                                  PURCHASE FORM

                                                          Date ___________, 200_


        [ ] The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _____ shares of Common Stock and hereby makes payment of $___________ in payment of the actual exercise price thereof.



                     INSTRUCTIONS FOR REGISTRATION OF STOCK


        NAME:
             -------------------------------------------------------------------
                       (Please type or print in block letters)

        NAME:
             -------------------------------------------------------------------


        ADDRESS:
                ----------------------------------------------------------------


        TAX I.D. NO.:
                     -----------------------------------------------------------


        SIGNATURE:
                  --------------------------------------------------------------


                                 ASSIGNMENT FORM


        FOR VALUE RECEIVED,
                           -----------------------------------------------------
hereby sells, assigns and transfers unto:

        NAME:
             -------------------------------------------------------------------
                       (Please type or print in block letters)

        ADDRESS:
                ----------------------------------------------------------------

the right to purchase Common Stock represented by this Warrant to the extent of_____ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ______________________________________, attorney, to transfer the same on the books of the Company with fill power of substitution in the premises.

Date:_______________, 200__


                                                   By:__________________________
                                                      Name: